IDX Alternative FIAT ETF

PROSPECTUS

September 24, 2025, as amended October 16, 2025

This prospectus describes IDX Alternative FIAT ETF (the “Fund”) which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
IDX Alternative FIAT ETF	GLDB	NASDAQ Stock Market®

Neither the U.S. Securities and Exchange Commission (“SEC”) nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – IDX Alternative FIAT ETF

INVESTMENT OBJECTIVE

The IDX Alternative FIAT ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.95%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.95%
(1)	Under the Investment Advisory Agreement, IDX Advisors, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund will invest in IDX Alternative FIAT (Cayman) Portfolio S.P., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “IDX Subsidiary”). The IDX Subsidiary has entered into a separate investment advisory agreement with the Adviser for the management of the IDX Subsidiary’s assets, and for the payment and/or reimbursement of the IDX Subsidiary’s expenses to the same extent as such expenses are paid or reimbursed to the Fund, pursuant to which the Subsidiary pays the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund (the “Subsidiary Management Agreement”). The Adviser is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser under the Subsidiary Management Agreement. This waiver will remain in effect for as long as the Subsidiary Management Agreement is in place.

(2)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
IDX Alternative FIAT ETF	$97	$303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes that the Fund must pay. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide exposure to a blend of digital assets and precious metals, primarily focusing on Bitcoin and gold. The Fund employs a dynamic asset allocation strategy that targets balanced exposure to its core assets of Bitcoin and gold, with dynamic tilts in allocation up or down to either asset based on proprietary risk metrics, including volatility, momentum, and other quantitative factors. This strategy is designed to balance risk-adjusted exposure between the two asset classes rather than rotate in and out of them.

To implement this strategy, the Fund primarily invests in derivatives linked to Bitcoin and gold, including futures and other instruments that provide direct or synthetic exposure (e.g., swaps and options) to Bitcoin and gold. This will include derivatives on Alternative FIAT (primarily Bitcoin and gold) and derivatives on Alternative FIAT ETPs (as defined below) and investments in Alternative FIAT ETPs. In addition to its core exposures of bitcoin and gold, the Fund will allocate a portion of its assets (up to 40%) to other related exposures, such as exposure to Ether (“ETH”), silver, and other precious metal assets, (each of Bitcoin and gold and each such other asset, an “Alternative FIAT”). Exposures to Alternative FIAT other than Bitcoin and gold is governed by the Adviser’s view of market conditions, including, but not limited to, realized and implied volatility and relative and absolute momentum. The Fund will use direct investments in Alternative FIAT ETPs (rather than derivatives) when deemed to be more efficient (e.g., less expensive than derivatives) by the Adviser. Such Alternative FIAT assets are not money or legal tender issued by a government or central bank (e.g., the U.S. Dollar). The Fund will not invest directly in any Alternative FIAT. Under normal circumstances, the Fund will generally seek 1.25x exposure to its portfolio assets and the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in financial instruments that provide exposure to Alternative FIAT. These investments will include futures, options, swaps, and other derivatives on Alternative FIAT and exchange-traded products (“ETPs”) that hold bitcoin, gold, and other Alternative FIAT (such ETPs, “Alternative FIAT ETPs”).

The Fund uses a rules-based, quantitative allocation framework to determine the weekly balance of exposure to Bitcoin and gold. While the starting target allocation is evenly split (50%/50%) between Bitcoin and gold, actual percentage weights are adjusted based on a combination of the assets’ recent momentum, volatility, and proprietary risk signals. Assets with lower relative volatility and stronger momentum may receive higher allocations, consistent with the Fund’s goal of delivering more stable (i.e., low volatility) exposure across market cycles. There is no maximum or minimum limit for the Fund’s exposure to either Bitcoin or gold and the Fund may allocate up to 100% of its assets in either Bitcoin or gold.

The Adviser generally reviews and adjusts the portfolio on a weekly basis in response to evolving market conditions and quantitative inputs. While tactical deviations may occur, the strategy emphasizes maintaining a balanced exposure across Bitcoin and gold.

The Fund will not invest directly in Alternative FIAT (either directly or through the IDX Subsidiary (as defined below). The Fund’s portfolio composition will fluctuate, and the Fund may allocate 25% to 50% of its total assets to an Alternative FIAT ETP. The Fund reserves the right to change the Fund’s allocation among the Alternative FIAT ETPs, and to invest in other ETPs not currently among the underlying Alternative FIAT ETPs, from time to time without notice to investors.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer.

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The Fund’s Portfolio Composition

The Fund seeks to gain exposure to Alternative FIAT, in whole or in part, through investments in a subsidiary organized in the Cayman Islands, the IDX Alternative FIAT (Cayman) Portfolio S.P. (the “IDX Subsidiary”). The IDX Subsidiary is wholly-owned and controlled by the Fund. The Fund will invest in Alternative FIAT ETPs that produce qualifying income (as discussed below) and will also likely have significant cash investments.

The Fund’s investment in the IDX Subsidiary may not exceed 25% of the Fund’s total assets (the “Subsidiary Limit”) as of each quarter-end in accordance with the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment in the IDX Subsidiary is intended to provide the Fund with exposure to Alternative FIAT returns while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the IDX Subsidiary. The IDX Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in financial instruments that provide exposure to Alternative FIAT. The IDX Subsidiary will also invest in Alternative FIAT ETPs to the extent an Alternative FIAT ETP generates non-qualifying income. The Fund will aggregate its investments with the IDX Subsidiary for purposes of determining compliance with (i) Section 8 of the Investment Company Act of 1940 (the “1940 Act”), which governs fundamental investment limitations (which are described more specifically in the Fund’s statement of additional information); and (ii) Section 18 of the 1940 Act, which governs capital structure and includes limitations associated with the Fund’s ability to leverage its investments. Additionally, the IDX Subsidiary’s investment advisory contracts will be governed in accordance with Section 15 of the 1940 Act, and the IDX Subsidiary will adhere to applicable provisions of Section 17 of the 1940 Act governing affiliate transactions. The principal investment strategies and principal risks of the IDX Subsidiary constitute principal investment strategies and principal risks of the Fund, and the disclosures of those strategies and risks in this prospectus are designed to reflect the aggregate operations of the Fund and the IDX Subsidiary.

The Fund (and the IDX Subsidiary, as applicable) expects to invest its remaining assets in any one or more of the following cash investments: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), and treasury inflation-protected securities. Such investments will provide liquidity and will be used as margin or collateralize the Fund’s and/or the IDX Subsidiary’s investments in futures, swaps, and options on Alternative FIAT.

The SEC maintains an Internet website on its EDGAR Database that includes the registration statement, shareholder reports, other regulatory filings and other information regarding each Alternative FIAT ETP. Information provided to or filed with the SEC by any of the Alternative FIAT ETPs pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) can be located by reference to the SEC through the SEC’s website at www.sec.gov.

In addition, information regarding Alternative FIAT assets may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

Information about the Alternative FIAT ETPs

While the Adviser generally expects the majority of the Fund’s exposure to be in Bitcoin and gold futures, the fund will also invest in ETPs. The purpose of each of the Alternative FIAT ETPs is to own the underlying asset (e.g., metal or cryptocurrency) purchased by the particular Alternative FIAT ETP in exchange for shares issued by the Alternative FIAT ETP. The assets of each Alternative FIAT ETP that invests in or has exposure to cryptocurrencies consist primarily of Bitcoin, Ether, or the specific cryptocurrency in which it is designed to hold (“Crypto ETPs”), and is held by a custodian on behalf of the Alternative FIAT ETP. The assets of each Alternative FIAT ETP that invests in or has exposure to precious metals consist primarily of gold and silver, or other specific metal in which it is designed to hold (“Metal ETPs”), and is held by a custodian on behalf of the Alternative FIAT ETP. Generally, an Alternative FIAT ETP issues and redeems its shares only in blocks of shares (or “Baskets”) to registered broker-dealers that enter into a contract with the sponsor and the trustee of the particular Alternative FIAT ETP (“Authorized Participants”). Authorized Participants will purchase shares by depositing cash in the Alternative FIAT ETP’s account with its custodian. None of the Alternative FIAT ETPs in which the Fund may invest are affiliated with the Fund or its Adviser.

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Redemptions of Baskets may be suspended (i) during any period in which regular trading on the exchange on which shares of the particular Alternative FIAT ETP are traded is suspended or restricted, or the exchange is closed (other than scheduled holiday or weekend closings), or (ii) during a period when the sponsor determines that delivery, disposal or evaluation of an Alternative FIAT ETP is not reasonably practicable. If any of these events occurs at a time when an Authorized Participant intends to redeem shares, and the price of the underlying asset decreases before such Authorized Participant is able again to surrender for redemption Baskets, such Authorized Participant will sustain a loss with respect to the amount that it would have been able to obtain upon the redemption of its shares, had the redemption taken place when such Authorized Participant originally intended it to occur.  Individual shares will not be redeemed by the particular Alternative FIAT ETP, however, each Alternative FIAT ETP’s shares will be listed and traded on an exchange, as follows:

Alternative FIAT ETP	Exchange	Ticker Symbol	SEC CIK Number	SEC Filing Number
Grayscale Bitcoin Trust	NYSE Arca, Inc.	GBTC	0001588489	001-41906
Bitwise Bitcoin ETF	NYSE Arca, Inc.	BITB	0001763415	001-41907
Hashdex Bitcoin ETF	NYSE Arca, Inc.	DEFI	0001985840	001-42511
iShares Bitcoin Trust	The Nasdaq Stock Market, LLC	IBIT	0001980994	001-41914
Valkyrie Bitcoin Fund	The Nasdaq Stock Market, LLC	BRRR	0001841175	001-41909
Ark 21shares Bitcoin ETF	Cboe BZX Exchange, Inc.	ARKB	0001869699	001-41910
Invesco Galaxy Bitcoin ETF	Cboe BZX Exchange, Inc.	BTCO	0001855781	001-41913
VanEck Bitcoin Trust	Cboe BZX Exchange, Inc.	HODL	0001838028	001-41908
WisdomTree Bitcoin Fund	Cboe BZX Exchange, Inc.	BTCW	0001850391	001-03480
Fidelity Wise Origin Bitcoin Fund	Cboe BZX Exchange, Inc.	FBTC	0001852317	001-41904
Franklin Bitcoin ETF	Cboe BZX Exchange, Inc.	EZBC	0001992870	001-41915
Grayscale Ethereum Trust	NYSE Arca	ETHE	0002020455	000-56193
Bitwise Ethereum ETF	NYSE Arca	ETHW	0002013744	001-42159
Hashdex Nasdaq Ethereum ETF	Bermuda Stock Exchange	NQETH	0002031069	001-42511
iShares Ethereum Trust	The Nasdaq Stock Market LLC	ETHA	0002000638	001-42166
21shares Core Ethereum ETF	Cboe BZX Exchange, Inc.	CETH	0001992508	001-42151
Invesco Galaxy Ethereum ETF	Cboe BZX Exchange, Inc.	QETH	0001995569	001-42165
Vaneck Ethereum ETF	Cboe BZX Exchange, Inc.	ETHV	0001860788	001-42141
Fidelity Ethereum Fund	Cboe BZX Exchange, Inc.	FETH	0002000046	001-42163
Franklin Ethereum ETF	Cboe BZX Exchange, Inc.	EZET	0002011535	001-042169
SPDR Gold Trust	NYSE Arca	GLD	0001222333	001-32356
SPDR Gold MiniShares Trust	NYSE Arca	GLDM	0001618181	001-37996
iShares Silver Trust	NYSE Arca	SLV	0001330568	001-32863

Authorized Participants may offer shares of the Alternative FIAT ETP to the public at prices that depend on various factors, including the supply and demand for shares, the value of the Alternative FIAT ETP’s assets, and market conditions at the time of a transaction. Shareholders who buy or sell shares of a Alternative FIAT ETP during the day from their broker-dealer on the secondary market may do so at a premium or discount relative to the net asset value of the Alternative FIAT ETP’s shares. The value of shares of an Alternative FIAT ETP may not directly correspond to the price of its corresponding asset (i.e., cryptocurrency or metal), and is highly volatile. The price of an Alternative FIAT ETP may go down even if the price of the underlying asset remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

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Each Alternative FIAT ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of its corresponding asset or the index that it tracks. This means the sponsor does not speculatively sell its asset or assets at times when the asset or index component price is high or speculatively acquire the asset or index components at low prices in the expectation of future price increases. The Alternative FIAT ETPs will not utilize hedging, leverage, derivatives or any similar arrangements in seeking to meet its investment objective. The Alternative FIAT ETPs are not registered investment companies under the 1940 Act and are not required to register under the 1940 Act.

Each Alternative FIAT ETP’s custodian will keep custody of all of the Alternative FIAT ETP’s assets, other than that which is maintained in a trading account, in accounts that are required to be segregated from the assets held by the Custodian as principal and the assets of its other customers (the “Vault Balance”). Each Crypto ETP’s custodian will keep all of the private keys associated with such Crypto ETP’s digital asset held by the custodian in the Vault Balance in “cold storage”, which refers to a safeguarding method by which the private keys corresponding to the particular Crypto ETP’s digital asset are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.

The Alternative FIAT ETP’s net asset value means the total assets of the Alternative FIAT ETP including, but not limited to, all underlying asset and cash, less total liabilities of the Alternative FIAT ETP. The sponsor of each Alternative FIAT ETP has the exclusive authority to determine that Alternative FIAT ETP’s net asset value. Each Alternative FIAT ETP determines its net asset value on each day that the exchange on which it trades is open for regular trading, as promptly as practical after 4:00 p.m. EST. In determining its net asset value for Crypto ETPs, each Crypto ETP values the cryptocurrency asset it holds based on the price set by an index as of 4:00 p.m. Eastern time. Each Crypto ETP also determines the net asset value per share. In determining a Crypto ETP’s net asset value, the trustee or an administrator values the digital asset held by the Crypto ETP based on an Index price. The U.S. dollar value of a Basket of shares at 4:00 p.m., Eastern time, on the trade date of a creation or redemption order is equal to the basket amount, which is the quantity of a particular cryptocurrency required to create or redeem a Basket of shares, multiplied by the Index Price, which is the U.S. dollar value of a the cryptocurrency derived from the Crypto ETP’s digital asset trading platforms that are reflected in the particular Crypto ETP’s Index at 4:00 p.m., Eastern time, on each business day. The methodology used to calculate an Index price to value a cryptocurrency in determining the net asset value of a Crypto ETP may not be deemed consistent with U.S. generally accepted accounting principles.

Many of the Crypto ETPs have a limited operating history. Each Alternative FIAT ETP is subject to the information requirements of the Exchange Act and it files periodic reports with the SEC. Each of the Crypto ETPs are subject to reduced public company reporting requirements under the Jumpstart Our Business Startups Act (the “JOBS Act”). These Alternative FIAT ETPs are an “emerging growth company,” as defined in the JOBS Act. For as long as the particular Alternative FIAT ETP is an emerging growth company, such Alternative FIAT ETP may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes–Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in the Bitcoin Trust’s periodic reports and audited financial statements in this prospectus, exemptions from the requirements of holding advisory “say-on-pay” votes on executive compensation and shareholder advisory votes on “golden parachute” compensation and exemption from any rules requiring mandatory audit firm rotation and auditor discussion and analysis and, unless otherwise determined by the SEC, any new audit rules adopted by the Public Company Accounting Oversight Board.

The Fund has derived all disclosures contained in this document regarding the Alternative FIAT ETPs from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding any Alternative FIAT ETP is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Alternative FIAT ETPs have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning a Alternative FIAT ETP could affect the value of the Fund’s investments with respect to the Alternative FIAT ETPs and therefore the value of the Fund.

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PRINCIPAL INVESTMENT RISKS

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Investments.” Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

CONCENTRATION RISK. The Fund will concentrate its investments in the particular industry or group of industries assigned to Alternative FIAT assets. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

CRYPTOCURRENCY RISK. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class with a limited history. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. Although the Fund does not directly invest in bitcoin or Ether (“ETH”), the Fund’s indirect investments in these cryptocurrencies are exposed to risks associated with the price of the underlying cryptocurrency, which is subject to numerous factors and risks. Investments in or exposure to cryptocurrencies, such as bitcoin or ETH, are subject to substantial risks, including significant price volatility and fraud and manipulation, which are generally more pronounced in the crypto asset market.

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset trading market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to digital asset markets. Ongoing and future regulatory actions with respect to digital assets generally or any single digital asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the cryptocurrency and/or the ability of the Fund to continue to operate.

The market for a cryptocurrency (such as bitcoin or ETH) depends on, among other things: the supply and demand for the particular cryptocurrency (and their respective futures); the adoption of bitcoin or ETH (or another cryptocurrency) for commercial uses; the anticipated increase of investments in cryptocurrency-related investment products by retail and institutional investors; speculative interest in spot cryptocurrencies, cryptocurrency futures, and cryptocurrency-related investment products; regulatory or other restrictions on investors’ ability to invest in cryptocurrency futures; and the potential ability to hedge against the price of a cryptocurrency with their respective futures (and vice versa). The market prices of bitcoin and ETH, for example, have been subject to extreme fluctuations. The price of a cryptocurrency could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the blockchain networks, events involving entities that facilitate transactions in a cryptocurrency, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies.

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Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. However, the digital asset trading platforms on which cryptocurrencies are traded, and which may serve as a pricing source that is used for the purposes of valuing the Fund’s investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin.

The Fund’s investments in Crypto ETPs, expose the Fund to all of the risks related to cryptocurrencies described above and also expose the Fund to risks related to Crypto ETPs directly. Shares of Crypto ETPs may trade at a significant premium or discount to NAV. To the extent a Crypto ETP trades at a discount to NAV, the value of the Fund’s investment in such Crypto ETP would typically decrease. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies, including bitcoin, are susceptible to theft, loss and destruction. If a Crypto ETP experiences theft, loss, or destruction of its holdings, the Fund’s investments in such Crypto ETP could be harmed. Furthermore, because there is no guarantee that an active trading market for a Crypto ETP will exist at any time, the Fund’s investments in such vehicle may also be subject to liquidity risk, which can impair the value of the Fund’s investments in the Crypto ETP. Investors may experience losses if the value of the Fund’s investments in Crypto ETP declines.

BITCOIN INVESTING RISK. While the Fund (or the IDX Subsidiary) will not directly invest in Bitcoin, it will be subject to the risks associated with Bitcoin by virtue of its investments in Bitcoin derivative instruments and Crypto ETPs that hold Bitcoin. The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The value of bitcoin has been, and may continue to be, substantially dependent on speculation. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin Blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin.

Investing in Bitcoin exposes investors to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to Bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of Bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for Bitcoin and restrict its usage. Additionally, risks associated with the sale of newly mined Bitcoin, Bitcoin exchanges, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to Bitcoin-linked investments.

Companies engaged in Bitcoin mining are particularly susceptible to operational and financial risk caused by cyber-attacks, hacking, malware and other types of unauthorized access that could affect the company’s mining equipment, Bitcoin inventory and other mining rewards that will adversely affect the mining company’s profitability. Environmental concerns and related government regulations and restrictions have, and may do so again in the future, target Bitcoin mining companies.

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ETH INVESTING RISK: While the Fund (or the IDX Subsidiary) will not directly invest in ETH, it will be subject to the risks associated with ETH by virtue of its investments in ETH derivative instruments and Crypto ETPs that hold ETH. ETH is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ETH may be the result of speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading platforms. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ETH, they could halt payments. A significant portion of ETH is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether.

ETH generally trades on trading platforms that support trading in a variety of crypto assets, and such trading platforms may be operating out of compliance with applicable regulations. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ETH and ETH trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ETH). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ETH trading venues have been closed due to fraud, failure or security breaches. Investors in ETH may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Trading venues on which ETH is traded may become subject to enforcement actions by regulatory authorities.

The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ETH; ETH futures; Crypto ETPs that hold ETH, and the Fund.

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GOLD RISK.  The Fund invests in gold futures contracts and Metal ETPs that own gold. This subjects the Fund to the risks of gold generally and futures contracts. Neither the Fund nor the IDX Subsidiary invests directly in gold.

Gold is subject to market fluctuations influenced by large-scale gold sales, especially during economic crises, which can adversely impact gold prices and, in turn, the investment value of the Shares. Price movements in gold may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to the price movements in other asset classes. The price of gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical gold bullion has sales commission, storage, insurance and auditing expenses. Additional factors that impact the price of gold include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for gold, the quantity of gold imports and exports, factors that impact gold production, such as drought, floods and weather conditions, technological advances in the processing and mining of gold and an increase in the hedging of precious metals, such as gold. Investments in gold generally may be speculative and subject to greater price volatility than investments in other types of assets. The price of metals, such as gold, is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. For example, large gold dispositions by the official sector – including central banks and other government entities – could result in excess supply of gold, potentially decreasing the value of gold.

Indirect Investments in Gold through Metal ETPs. GLD is not a registered investment company subject to the 1940 Act.

The valuation of the gold held by a Metal ETP is closely tied to the LBMA Gold Price PM. The LBMA, or London Bullion Market Association, plays a crucial role in setting the benchmark for gold prices. It is an international trade association representing the London market for gold and silver bullion, which has a major influence on the global bullion markets. This benchmark is established through a bidding process by various market participants and any inaccuracies in its calculation or modifications to the benchmark process could significantly impact a Metal ETP’s gold valuation.

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Metal ETPs face significant custodial and safeguarding risks regarding their gold holdings. There is an inherent danger of these gold bars being lost, damaged, stolen, or becoming inaccessible due to factors such as natural disasters or terrorism. The Metal ETPs do not insure their gold, and the insurance held by its custodian might not fully cover potential losses. The custodian’s liability is restricted to direct losses from negligence, fraud, or willful default, limited to the gold’s market value at the time of the incident, a constraint that also applies to any subcustodians. Additionally, legal and practical difficulties in foreign jurisdictions could complicate the enforcement of rights or claims. Custodians for Metal ETPs custody physical gold are not specifically regulated for gold bullion custody, and rely on industry best practices and internal controls, which presents a security risk for the gold held by a Metal ETP. Furthermore, gold held in unallocated accounts are not segregated from the custodian’s assets, thus in the event of the custodian’s insolvency, a Metal ETP would be an unsecured creditor, potentially leading to delays and extra costs in recovering allocated gold. These challenges in dealing with subcustodians and the potential complications in legal actions due to the lack of direct contractual arrangements and the intricacies of foreign legal systems highlight the significant custodial risks in investing in Metal ETPs.

SILVER RISK. The Fund invests in silver futures contracts and Metal ETPs that own silver. This subjects the Fund to the risks of silver generally and futures contracts. Neither the Fund nor the IDX Subsidiary invests directly in silver.:

An investment in silver is subject to various risks, notably those linked to the dynamics and perception of the LBMA Silver Price. The LBMA Silver Price, determined through an electronic auction managed by ICE Benchmark Administration, is central to the valuation and operation of Metal ETPs that hold silver. However, potential electronic failures or concerns about the LBMA Silver Price being susceptible to manipulation could lead to delays or inaccuracies in the auction price. This uncertainty could affect the valuation of a Metal ETP’s silver holdings, the calculation of fees, and the pricing of silver sales. Moreover, a loss of confidence in the fairness or integrity of the LBMA Silver Price could change investor behavior, thereby impacting the overall silver market and the value of shares in Metal ETPs holding silver.

Silver prices have historically experienced significant and unpredictable fluctuations. Silver is a speculative investment, suitable primarily for those who can absorb potential losses. The physical silver market’s supply and demand dynamics can further complicate this investment. For example, if the demand for silver exceeds the available supply, such a supply-demand mismatch may lead to increased volatility in the price of silver.

Several factors may have the effect of causing a decline in the prices of silver and a corresponding decline in the price of the shares of Metal ETPs holding silver, Including (but not limited to): (i) A change in economic conditions, such as a recession, can adversely affect the price of silver; (ii) a significant change in the attitude of speculators and investors towards silver; (iii) a significant increase in silver price hedging activity by silver producers. Should there be an increase in the level of hedge activity of silver producing companies, it could cause a decline in world silver prices, adversely affecting the price of the shares of Metal ETPs holding silver.

COSTS OF BUYING AND SELLING FUND SHARES. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

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COUNTERPARTY RISK. The Fund’s investments in futures, swaps, options and other derivatives involve counterparty risk, including the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Cyber security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DERIVATIVES RISK. The Fund may invest in derivative instruments, such as futures contracts, forward contracts, and swaps, which may involve significant risks. Derivatives often provide leveraged exposure, meaning the Fund can experience gains or losses greater than the amount invested in the derivative, based on changes in the value of the underlying asset, index, or rate, which the Fund may not own. Adverse movements in the underlying asset or index can lead to losses exceeding the Fund’s initial investment. Derivatives also expose the Fund to risks such as counterparty default, transaction costs, and imperfect correlation between the derivative’s value and the securities markets or the Fund’s portfolio holdings. The use of derivatives requires specialized skill, and their value may fluctuate significantly, potentially impacting the Fund’s net asset value (NAV) and total return.

EQUITY SECURITIES RISK. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

FUTURES RISK. The Fund (through the IDX Subsidiary) will invest in futures contracts, primarily futures contracts on Bitcoin and Gold. Futures in which the Fund will invest are primarily traded on the Chicago Mercantile Exchange (“CME”). The market for bitcoin and ETH futures may be less developed, potentially less liquid, and more volatile than more established Futures markets. While the bitcoin and ETH futures market has grown substantially since they commenced trading, there can be no assurance that this growth will continue. Bitcoin and ETH futures are subject to collateral requirements and daily limits that may limit the Fund’s ability to achieve the desired exposure. Further, unlike the Fund’s shares or futures traded on the CME, the trading markets for bitcoin and ETH are global and always open. There’s a risk that the bitcoin and ETH futures prices held by the Fund may not reflect changes to the underlying spot price while the CME is closed. Additionally, the Fund intends to invest in Treasury Futures. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The Fund’s use of futures contracts generally involves risks that may adversely affect its NAV and total return. These risks include: (a) imperfect correlation between the futures contract’s price and the value of the Fund’s portfolio holdings, which may reduce the effectiveness of the strategy; (b) limited liquidity in the secondary market, which may prevent the Fund from closing a futures position at a desired time or price; (c) potential for significant losses due to unanticipated market movements, which may be theoretically unlimited; (d) the Adviser’s inability to accurately predict market trends, interest rates, currency exchange rates, or other economic factors; (e) the risk that a counterparty to the futures contract may fail to meet its obligations; and (f) the need to sell portfolio securities to meet margin requirements, potentially at disadvantageous times, if the Fund has insufficient cash.

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FUTURES LIQUIDITY RISK. The market for the Futures is still developing and may be subject to periods of illiquidity. Buying or selling a position at the desired price may be difficult or impossible during such times. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions that the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

ROLL COST RISK — When a Future is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Future with a later expiration date. This is commonly referred to as “rolling.” The costs associated with rolling Futures typically are substantially higher than those associated with other Futures contracts and may have a significant adverse impact on the performance of the Fund. Historically, the annualized cost of rolling has ranged from 6% to 30%. Additionally, the returns of bitcoin and ether Futures may differ from the returns of bitcoin and ether, respectively. These differences in returns can arise due to several factors, including the costs associated with Futures investments, such as “rolling,” supply and demand dynamics, interest rates, and market expectations. As a result, the performance of bitcoin and ether Futures may diverge from the performance of the underlying Digital Assets, leading to differences in returns for the Fund.

SWAP AGREEMENTS RISK. Swap agreements expose the Fund to the risk that the counterparty to the swap will default on its payment obligations, which could result in losses to the Fund. Additionally, unexpected market events or significant adverse market movements may leave the Fund with insufficient assets to meet its obligations under a swap agreement. Such events could hinder the Fund’s ability to implement its investment strategies and may lead to financial losses. The Fund’s use of swaps also involves risks related to market volatility and the potential for imperfect correlation with the Fund’s other investments.

LEVERAGE RISK. The Fund’s use of derivatives, such as swaps, futures contracts, and forward contracts, may create financial leverage, amplifying the Fund’s exposure to price movements in the underlying assets. This leverage increases the Fund’s volatility, potentially leading to greater gains or magnified losses compared to a non-leveraged strategy. For example, if a leveraged derivative increases in value, the Fund’s gains are enhanced; however, a decline in value results in proportionally larger losses. Losses from leveraged derivatives may require the Fund to sell portfolio holdings at inopportune times to meet obligations, margin requirements, or redemption requests. There is no guarantee that the Fund’s use of leveraged derivatives will achieve its investment objectives, and such strategies may increase the risk of significant losses.

BORROWING RISK — The Fund’s use of borrowing for investment purposes results in leverage to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the Fund’s returns. As a result, borrowing may exaggerate changes in the Fund’s NAV and returns. The Fund’s borrowing will be subject to interest expense and other fees, which reduces its returns. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.

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INDIRECT INVESTMENT RISK. None of the Alternative FIAT ETPs are affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser or any affiliates thereof and are not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund, the Adviser, the Sub-Adviser or any affiliate are not responsible for the performance of any Alternative FIAT ETP and make no representation as to the performance of any Alternative FIAT ETP. Investing in the Fund is not equivalent to investing in any of the Alternative FIAT ETPs directly. None of the Alternative FIAT ETPs listed in the table above are registered investment companies. Accordingly, the Fund’s investments in such Alternative FIAT ETPs do not have the protections expressly provided by the 1940 Act, including: provisions preventing insiders from managing an Alternative FIAT ETF to their benefit and to the detriment of shareholders; provisions preventing an Alternative FIAT ETP from issuing securities having inequitable or discriminatory provisions; provisions related to calculating the net asset value of an Alternative FIAT ETP; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

MODEL & DATA RISK: Given the complexity of the strategies of the Fund, the Adviser relies heavily on quantitative models and information and data both proprietary and supplied by third parties (“Models and Data”). Models and Data are used to rank investments and provide risk management insights. The use of predictive models has inherent risks. Because predictive models are generally constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. In addition, there is an inherent risk that the quantitative models used by the adviser will not be successful in forecasting movements in industries, sectors, or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

NEW FUND RISK. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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PORTFOLIO TURNOVER RISK. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

TAX RISK. The Fund will qualify as a regulated investment company (a “RIC”) for tax purposes if, among other things, it satisfies a source-of-income test and an asset-diversification test. Investing in digital assets or derivatives based upon digital assets presents a risk for the Fund because income from such investments would not qualify as good income under the source-of-income test. The Fund will gain exposure to digital assets and metals through investments in the IDX Subsidiary, which is intended to provide the Fund with exposure to the digital assets and metal ETPs returns while enabling the Fund to satisfy source-of-income requirements. There is some uncertainty about how the IDX Subsidiary will be treated for tax purposes and thus whether the Fund can maintain exposure to the digital asset’s returns without risking its status as a RIC for tax purposes. Failing to qualify as a RIC for tax purposes could have adverse consequences for the Fund and its shareholders. These issues are described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT RISK – Tax Risk” below, as well as in the Fund’s Statement of Additional Information (“SAI”).

TRADING ISSUES RISKS. Although Fund Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

ETF RISKS. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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●	Cash Redemption Risk. Although the Fund intends for most redemptions to be in-kind, it may be required from time to time to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

PERFORMANCE HISTORY

The Fund is new and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available on the Fund’s website at www.idxshares.com or by calling toll-free at (844) 456-4545.

INVESTMENT ADVISER AND SUB-ADVISER

IDX Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

Tidal Investments, LLC (“Tidal” or the “Sub-Adviser”) is the sub-adviser to the Fund.

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Portfolio Managers

Ben McMillan, Founder and Chief Investment Officer of the Adviser, and Joshua Myers, Portfolio Manager and Director of Analytics of the Adviser, have been portfolio managers of the Fund since its inception in 2025.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., NASDAQ Stock Market®). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.idxshares.com.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangements generally will be taxed.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Objective

The IDX Alternative FIAT ETF (the “Fund”) seeks capital appreciation.

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.

Additional Information About the Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its respective investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary - Principal Investment Risks” above.

ADITIONAL INFORMATION ABOUT TAX RISK.

The Fund intends to qualify and remain qualified as a RIC under the Code. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.

With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the items described in clause (i) and clause (ii) collectively are “Good Income”).

The Fund may invest directly in an Alternative FIAT ETF and income from such investments would not qualify as Good Income because the Alternative FIAT ETF does not meet the definition for any of the categories of Good Income. On the other hand, the Fund’s investments in cash investments will qualify as Good Income. As a general matter of operation, the Fund will seek to gain exposure to Alternative FIAT, in whole or in part, through investments in the Fund’s Cayman Subsidiary. The IDX Subsidiary is wholly-owned and controlled by the IDX Alternative FIAT ETF. The Fund’s investment in the IDX Subsidiary is intended to provide the Fund with exposure to Alternative FIAT returns while enabling the Fund to satisfy source-of-income requirements. The Fund intends to monitor all of its investments carefully to satisfy the source-of-income test.

Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are Good Income. The Fund has not received such a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings. The IRS also recently issued proposed regulations that, if finalized, would generally treat a fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from its Cayman Subsidiary as Good Income without any private letter ruling from the IRS. The tax treatment of the Fund’s investments in the IDX Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is Good Income, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

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With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

By keeping its investment in the IDX Subsidiary below the 25% limit in clause (ii) of the asset-diversification test, the Fund expects to satisfy the asset-diversification requirement.

As noted above, the Fund intends to satisfy both the source-of-income and the asset-diversification requirements by following the plans outlined above, as well as all other requirements needed to maintain its status as a RIC, but it is nonetheless possible that the Fund might lose its status as a RIC. In such a case, the Fund will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2013, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in its Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

MANAGEMENT

The Investment Adviser. IDX Advisors, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser commenced business operations in April 2019 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. The Adviser’s principal address is 2201 E. Camelback Road, Suite 605, Phoenix, AZ 85016. The Adviser is a wholly-owned subsidiary of IDX Global, LLC.

Under the investment management agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; and (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate of 0.95%.

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Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Trading Sub-Adviser. The Adviser has retained Tidal Investments, LLC to serve as trading sub-adviser for the Funds. The Trading Sub-Adviser is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. The Sub-Adviser does not select investments for each Fund’s portfolio. The Sub-Adviser, which has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758, was formed in 2012 and provides investment advisory, investment research, and portfolio construction services to ETF clients. Please see the statement of additional information for a description of the sub-advisory fee.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement and sub-advisory agreement for the Fund  is available in the Fund’s report filed on Form N-CSR for the semi-annual period, once that report is produced.

Portfolio Managers

Ben McMillan is a founder and Chief Investment Officer of the Adviser and portfolio manager of the Fund. He is also the Chief Investment Officer and Chief Technology Officer of IDX Insights, LLC and IDX Digital Assets, LLC. Previously, Mr. McMillan was the portfolio manager at Ramsey Quantitative Systems Inc. (RQSI) where he developed and managed the RQSI Small Cap Hedged Equity mutual fund. Prior to that he served as co-portfolio manager (and co-creator) of the Van Eck Long/Short Equity Index mutual fund.

Joshua Myers is a Portfolio Manager and Director of Analytics for IDX Advisors, LLC and IDX Insights, LLC. Mr. Myers currently serves as a portfolio manager of the IDX Risk-Managed Digital Assets Strategy Fund (BTIDX) and the IDX Commodity Opportunities Fund (COIDX). Prior to his roles at IDX Advisors and IDX Insights, from 2014 to 2019, Mr. Myers served as a Research Associate for Ramsey Quantitative Systems, a $1 billion family office. In this role he gained experience in operations across quantitative portfolio management, specialty finance and trading. Mr. Myers earned a B.A. with a concentration in the Business Scholars’ Program from Hanover College.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

DISTRIBUTION (12B-1) PLAN

The Board has adopted a Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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The Trust

The Fund is a non-diversified series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Funds according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.idxshares.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Fund through broker-dealers at market prices. Shares of the Fund are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares of the Fund are traded under the trading symbol GLDB. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of the Fund’s shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Fund.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the Adviser, under procedures set by the Board. The Board has appointed the Adviser as its “valuation designee” to be responsible for all fair value determinations for the Fund.

Fair value pricing is used by the Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which the Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two (2) days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay all or portion of the redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

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The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. The Fund expects to typically satisfy redemptions in-kind. However, if the Fund satisfies a redemption in cash this may result in the Fund selling portfolio securities to obtain cash to meet net fund redemptions. Such in-kind redemptions and sales may generate taxable gains for the ongoing shareholders of the Fund.

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements.

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No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

TAXES

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	The Fund makes distributions,
-	You sell your shares listed on the Exchange, and
-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund are taxable to you as dividend income to the extent paid out of the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of the Fund’s current or accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. Dividends received by U.S. non-corporate shareholders who satisfy certain holding period and other requirements with respect to their shares will be taxable at the rate for net capital gain. The Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations subject to similar requirements. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax.

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes being paid by the Fund. These costs affect the Fund’s performance.

In general, distributions received from the Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in Fund shares (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.

The Fund is required to backup withhold 24% of your distributions and sales proceeds if you have not provided the Fund with a correct taxpayer identification number (which is generally a Social Security number for individuals) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisers with respect to whether the wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long- term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions (including redemptions of Creation Units) and the Fund’s obligation to report basis information to the IRS.

At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

NET ASSET VALUE

The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Fund Shares, generally rounded to the nearest cent.

The Board has adopted valuation policies and procedures pursuant to which it has designated the Adviser to determine the fair value of the Fund’s investments, subject to the Board’s oversight, when market prices for those investments are not “readily available,” including when they are determined by the Adviser to be unreliable. Such circumstances may arise when: (i) a security has been de-listed or its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value has been materially affected by events occurring after the close of the security’s primary trading market and before the Fund calculates its NAV. Generally, when determining the fair value of the Fund investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.

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FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Funds’ administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

U.S. Bancorp Fund Services, LLC (“US Bancorp”) serves as the Fund’s fund accountant and transfer agent, and it provides certain other services to the Fund not provided by the Administrator. US Bancorp is primarily in the business of providing administrative, fund accounting services to retail and institutional exchange-traded funds and mutual funds.

As transfer agent, U.S. Bancorp, has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.

U.S. Bank N.A. acts as custodian for the Fund. As such, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust. U.S. Bank N.A. does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP serves as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available at www.idxshares.com.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed as of the date hereof, no financial highlights are available. In the future, financial highlights will be presented in this section of the Prospectus.

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Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this prospectus.

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FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Statement of Additional Information: For more information about the Fund, you may wish to refer to the Fund’s SAI dated September 24, 2025, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments, once available, will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports, and other information, such as the Fund’s financial statements by writing to IDX Alternative FIAT ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll-free at (844) 456-4545, by email at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at www.idxshares.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)

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